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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2000

CONDOR TECHNOLOGY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23635	54-1814931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170 Jennifer Road, Suite 325 Annapolis, Maryland (Address of principal executive offices)		21401 (Zip Code)

Registrant's telephone number, including area code: (410) 266-8700

Not applicable
(Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    On August 3, 2000, Condor Technology Solutions, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP and changed its independent accountants from PricewaterhouseCoopers LLP to BDO Seidman LLP, effective with the filing of the Registrant's Form 10-Q for the quarter ended June 30, 2000.

    The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that in its report on the Registrant's December 31, 1999 financial statements, PricewaterhouseCoopers LLP expressed substantial doubt as to the Registrant's ability to continue as a going concern.

    The Registrant's Audit Committee participated in and approved the decision to change the Registrant's independent accountants.

    In connection with its audits for the two most recent fiscal years and through August 3, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

    During the two most recent fiscal years and through August 3, 2000, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v) except that in connection with its audit of the December 31, 1999 financial statements, PricewaterhouseCoopers LLP reported material weaknesses in the Registrant's internal control relative to the revenue cycle and associated contracting process and the accounts receivable and collection process.

    The Registrant has since revised and improved its internal operating policies and procedures that addressed such concerns. Management of the Registrant is of the opinion that such material weaknesses have been substantially corrected. PricewaterhouseCoopers LLP is not in a position to comment on the effectiveness of such operating policies and procedures.

    PricewaterhouseCoopers LLP has not advised the Registrant that information has come to its attention that has led them to no longer be able to rely on management's representations, or that has made PricewaterhouseCoopers LLP unwilling to be associated with the financial statements prepared by management of the Registrant.

    At the Registrant's request, PricewaterhouseCoopers LLP has furnished the Registrant with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 9, 2000, is filed as Exhibit 16 to this Form 8-K.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDOR TECHNOLOGY SOLUTIONS, INC.
Date: August 9, 2000	By:	/s/ W. M. ROBBINS W. M. Robbins Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits
16	Letter regarding change in certifying accountant

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  Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
SIGNATURE
EXHIBIT INDEX